SUPPLEMENT TO THE
                   FIRST INVESTORS EQUITY FUNDS PROSPECTUS
                                     AND THE
                FIRST INVESTORS FOCUSED EQUITY FUND PROSPECTUS
                           EACH DATED JANUARY 26, 2001
                                 RELATING TO THE
                      FIRST INVESTORS FOCUSED EQUITY FUND,
                                   A SERIES OF
                      FIRST INVESTORS SERIES FUND II, INC.

        On February 15, 2001, the Board of Directors of the First Investors Series Fund II, Inc. approved, subject to shareholder approval, a change in the Focused Equity Fund's ("Fund") subadviser. At a Special Shareholders' Meeting to be held on April 16, 2001, or any adjournment thereof, the shareholders of the Fund will be asked to approve the subadvisory contract with the new subadviser Wellington Management Company, LLP ("WMC").

        WMC is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowment funds, foundations and other institutions. As of December 31, 2000, WMC held investment management authority with respect to $274 billion of assets. Of that amount, WMC acted as investment adviser or subadviser to approximately 125 registered investment companies or series of such companies, with net assets of approximately $170 billion.

      The Fund's investment objective and its concentrated or focused approach will remain the same. WMC's subadvisory fees will be paid by First Investors Management Company, and not by the Fund. Thus, there will be no increase in fees paid by the Fund.

THIS SUPPLEMENT IS DATED FEBRUARY 23, 2001.